EXHIBIT 13

                               Powers of Attorney

                                Power of Attorney

                                 With Respect To
                    The Union Central Life Insurance Company
              Variable Annuity and Variable Life Insurance Products


JoAnn M. Martin,
whose signature appears below, constitutes and appoints Jan M. Connolly and Robert C. Barth, and any such person(s) as Jan M. Connolly may designate in writing directed to the President of The Union Central Life Insurance Company and each of them, as her attorney-in-fact, each with the power of substitution, for her in any and all capacities, to sign any registration statements and amendments thereto and similar documents for The Union Central Life Insurance Company variable annuity and variable life insurance products listed below, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and necessary regulatory authorities of any State, hereby ratifying and confirming all that each of said attorneys-in-fact may do or cause to be done by virtue hereof.

The separate accounts and variable products covered by this Power of Attorney are:

         CARILLON ACCOUNT
                  VA I..................................SEC File No. 002-92146
                  VA II and VA II SA....................SEC File No. 333-110336
                  ADVANTAGE VA III......................SEC File No. 333-118237

         CARILLON LIFE ACCOUNT
                  EXCEL CHOICE .........................SEC File No. 033-94858
                  EXECUTIVE EDGE........................SEC File No. 333-36220
                  EXCEL ACCUMULATOR.....................SEC File No. 333-116386
                  EXCEL PERFORMANCE VUL.................SEC File No. 333-151914


This Power of Attorney is effective December 1, 2009 and remains in effect until revoked or revised.

                           Signed:  /s/ JoAnn M. Martin
                                 -----------------------------------------------
                                         JoAnn M. Martin
                                        Director and Chair

                                Power of Attorney

                                 With Respect To
                    The Union Central Life Insurance Company
              Variable Annuity and Variable Life Insurance Products


Steven J. Valerius,
whose signature appears below, constitutes and appoints Jan M. Connolly and Robert C. Barth, and any such person(s) as Jan M. Connolly may designate in writing directed to the President of The Union Central Life Insurance Company and each of them, as his attorney-in-fact, each with the power of substitution, for him in any and all capacities, to sign any registration statements and amendments thereto and similar documents for The Union Central Life Insurance Company variable annuity and variable life insurance products listed below, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and necessary regulatory authorities of any State, hereby ratifying and confirming all that each of said attorneys-in-fact may do or cause to be done by virtue hereof.

The separate accounts and variable products covered by this Power of Attorney are:

         CARILLON ACCOUNT
                  VA I..................................SEC File No. 002-92146
                  VA II and VA II SA....................SEC File No. 333-110336
                  ADVANTAGE VA III......................SEC File No. 333-118237

         CARILLON LIFE ACCOUNT
                  EXCEL CHOICE .........................SEC File No. 033-94858
                  EXECUTIVE EDGE........................SEC File No. 333-36220
                  EXCEL ACCUMULATOR.....................SEC File No. 333-116386
                  EXCEL PERFORMANCE VUL.................SEC File No. 333-151914


This Power of Attorney is effective December 1, 2009 and remains in effect until revoked or revised.


                           Signed: /s/ Steven J. Valerius
                                 ---------------------------------------------
                                        Steven J. Valerius
                                      Director and President

                                Power of Attorney

                                 With Respect To
                    The Union Central Life Insurance Company
              Variable Annuity and Variable Life Insurance Products


Dale D. Johnson,
whose signature appears below, constitutes and appoints Jan M. Connolly and Robert C. Barth, and any such person(s) as Jan M. Connolly may designate in writing directed to the President of The Union Central Life Insurance Company and each of them, as his attorney-in-fact, each with the power of substitution, for him in any and all capacities, to sign any registration statements and amendments thereto and similar documents for The Union Central Life Insurance Company variable annuity and variable life insurance products listed below, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and necessary regulatory authorities of any State, hereby ratifying and confirming all that each of said attorneys-in-fact may do or cause to be done by virtue hereof.

The separate accounts and variable products covered by this Power of Attorney are:

         CARILLON ACCOUNT
                  VA I...................................SEC File No. 002-92146
                  VA II and VA II SA.....................SEC File No. 333-110336
                  ADVANTAGE VA III.......................SEC File No. 333-118237

         CARILLON LIFE ACCOUNT
                  EXCEL CHOICE ..........................SEC File No. 033-94858
                  EXECUTIVE EDGE.........................SEC File No. 333-36220
                  EXCEL ACCUMULATOR......................SEC File No. 333-116386
                  EXCEL PERFORMANCE VUL..................SEC File No. 333-151914


This Power of Attorney is effective December 1, 2009 and remains in effect until revoked or revised.


                           Signed: /s/ Dale D. Johnson
                                 --------------------------------------------
                                              Dale D. Johnson
                             Director, Senior Vice President & Corporate Actuary

                                Power of Attorney

                                 With Respect To
                    The Union Central Life Insurance Company
              Variable Annuity and Variable Life Insurance Products


William W. Lester,
whose signature appears below, constitutes and appoints Jan M. Connolly and Robert C. Barth, and any such person(s) as Jan M. Connolly may designate in writing directed to the President of The Union Central Life Insurance Company and each of them, as his attorney-in-fact, each with the power of substitution, for him in any and all capacities, to sign any registration statements and amendments thereto and similar documents for The Union Central Life Insurance Company variable annuity and variable life insurance products listed below, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and necessary regulatory authorities of any State, hereby ratifying and confirming all that each of said attorneys-in-fact may do or cause to be done by virtue hereof.

The separate accounts and variable products covered by this Power of Attorney are:

         CARILLON ACCOUNT
                  VA I...................................SEC File No. 002-92146
                  VA II and VA II SA.....................SEC File No. 333-110336
                  ADVANTAGE VA III.......................SEC File No. 333-118237

         CARILLON LIFE ACCOUNT
                  EXCEL CHOICE ..........................SEC File No. 033-94858
                  EXECUTIVE EDGE.........................SEC File No. 333-36220
                  EXCEL ACCUMULATOR......................SEC File No. 333-116386
                  EXCEL PERFORMANCE VUL..................SEC File No. 333-151914


This Power of Attorney is effective December 1, 2009 and remains in effect until revoked or revised.


                           Signed: /s/ William W. Lester
                                 --------------------------------------------
                                             William W. Lester
                           Director, Senior Vice President & Corporate Treasurer

                                Power of Attorney

                                 With Respect To
                    The Union Central Life Insurance Company
              Variable Annuity and Variable Life Insurance Products


Francis V. Mastrianna,
whose signature appears below, constitutes and appoints Jan M. Connolly and Robert C. Barth, and any such person(s) as Jan M. Connolly may designate in writing directed to the President of The Union Central Life Insurance Company and each of them, as his attorney-in-fact, each with the power of substitution, for him in any and all capacities, to sign any registration statements and amendments thereto and similar documents for The Union Central Life Insurance Company variable annuity and variable life insurance products listed below, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and necessary regulatory authorities of any State, hereby ratifying and confirming all that each of said attorneys-in-fact may do or cause to be done by virtue hereof.

The separate accounts and variable products covered by this Power of Attorney are:

         CARILLON ACCOUNT
                  VA I...................................SEC File No. 002-92146
                  VA II and VA II SA.....................SEC File No. 333-110336
                  ADVANTAGE VA III.......................SEC File No. 333-118237

         CARILLON LIFE ACCOUNT
                  EXCEL CHOICE ..........................SEC File No. 033-94858
                  EXECUTIVE EDGE.........................SEC File No. 333-36220
                  EXCEL ACCUMULATOR......................SEC File No. 333-116386
                  EXCEL PERFORMANCE VUL..................SEC File No. 333-151914


This Power of Attorney is effective December 1, 2009 and remains in effect until revoked or revised.


                           Signed: /s/ Francis V. Mastrianna, Ph.D.
                                 --------------------------------------------
                                        Francis V. Mastrianna, Ph.D.
                                                 Director

                                Power of Attorney

                                 With Respect To
                    The Union Central Life Insurance Company
              Variable Annuity and Variable Life Insurance Products


Jan M. Connolly,
whose signature appears below, constitutes and appoints John M. Lucas and Robert
C. Barth, and any such person(s) as John M. Lucas may designate in writing directed to the President of The Union Central Life Insurance Company and each of them, as her attorney-in-fact, each with the power of substitution, for her in any and all capacities, to sign any registration statements and amendments thereto and similar documents for The Union Central Life Insurance Company variable annuity and variable life insurance products listed below, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and necessary regulatory authorities of any State, hereby ratifying and confirming all that each of said attorneys-in-fact may do or cause to be done by virtue hereof.

The separate accounts and variable products covered by this Power of Attorney are:

         CARILLON ACCOUNT
                  VA I...................................SEC File No. 002-92146
                  VA II and VA II SA.....................SEC File No. 333-110336
                  ADVANTAGE VA III.......................SEC File No. 333-118237

         CARILLON LIFE ACCOUNT
                  EXCEL CHOICE ..........................SEC File No. 033-94858
                  EXECUTIVE EDGE.........................SEC File No. 333-36220
                  EXCEL ACCUMULATOR......................SEC File No. 333-116386
                  EXCEL PERFORMANCE VUL..................SEC File No. 333-151914


This Power of Attorney is effective December 1, 2009 and remains in effect until revoked or revised.


                           Signed: /s/ Jan M. Connolly
                                 --------------------------------------------
                                                Jan M. Connolly
                                    Senior Vice President & Corporate Secretary

                                Power of Attorney

                                 With Respect To
                    The Union Central Life Insurance Company
              Variable Annuity and Variable Life Insurance Products


Raymond M. Gilbertson,
whose signature appears below, constitutes and appoints Jan M. Connolly and Robert C. Barth, and any such person(s) as Jan M. Connolly may designate in writing directed to the President of The Union Central Life Insurance Company and each of them, as his attorney-in-fact, each with the power of substitution, for him in any and all capacities, to sign any registration statements and amendments thereto and similar documents for The Union Central Life Insurance Company variable annuity and variable life insurance products listed below, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and necessary regulatory authorities of any State, hereby ratifying and confirming all that each of said attorneys-in-fact may do or cause to be done by virtue hereof.

The separate accounts and variable products covered by this Power of Attorney are:

         CARILLON ACCOUNT
                  VA I...................................SEC File No. 002-92146
                  VA II and VA II SA.....................SEC File No. 333-110336
                  ADVANTAGE VA III.......................SEC File No. 333-118237

         CARILLON LIFE ACCOUNT
                  EXCEL CHOICE ..........................SEC File No. 033-94858
                  EXECUTIVE EDGE.........................SEC File No. 333-36220
                  EXCEL ACCUMULATOR......................SEC File No. 333-116386
                  EXCEL PERFORMANCE VUL..................SEC File No. 333-151914


This Power of Attorney is effective December 1, 2009 and remains in effect until revoked or revised.


                           Signed: /s/ Raymond M. Gilbertson
                                 --------------------------------------------
                                             Raymond M. Gilbertson
                                      Vice President, Corporate Compliance

                                Power of Attorney

                                 With Respect To
                    The Union Central Life Insurance Company
              Variable Annuity and Variable Life Insurance Products


John M. Lucas,
whose signature appears below, constitutes and appoints Jan M. Connolly and Robert C. Barth, and any such person(s) as Jan M. Connolly may designate in writing directed to the President of The Union Central Life Insurance Company and each of them, as his attorney-in-fact, each with the power of substitution, for him in any and all capacities, to sign any registration statements and amendments thereto and similar documents for The Union Central Life Insurance Company variable annuity and variable life insurance products listed below, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and necessary regulatory authorities of any State, hereby ratifying and confirming all that each of said attorneys-in-fact may do or cause to be done by virtue hereof.

The separate accounts and variable products covered by this Power of Attorney are:

         CARILLON ACCOUNT
                  VA I...................................SEC File No. 002-92146
                  VA II and VA II SA.....................SEC File No. 333-110336
                  ADVANTAGE VA III.......................SEC File No. 333-118237

         CARILLON LIFE ACCOUNT
                  EXCEL CHOICE ..........................SEC File No. 033-94858
                  EXECUTIVE EDGE.........................SEC File No. 333-36220
                  EXCEL ACCUMULATOR......................SEC File No. 333-116386
                  EXCEL PERFORMANCE VUL..................SEC File No. 333-151914


This Power of Attorney is effective December 1, 2009 and remains in effect until revoked or revised.


                           Signed: /s/ John M. Lucas
                                 --------------------------------------------
                                                  John M. Lucas
                                   Vice President, General Counsel and Secretary

                                Power of Attorney

                                 With Respect To
                    The Union Central Life Insurance Company
              Variable Annuity and Variable Life Insurance Products


Robert C. Barth,
whose signature appears below, constitutes and appoints Jan M. Connolly and John
M. Lucas, and any such person(s) as Jan M. Connolly may designate in writing directed to the President of The Union Central Life Insurance Company and each of them, as his attorney-in-fact, each with the power of substitution, for him in any and all capacities, to sign any registration statements and amendments thereto and similar documents for The Union Central Life Insurance Company variable annuity and variable life insurance products listed below, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and necessary regulatory authorities of any State, hereby ratifying and confirming all that each of said attorneys-in-fact may do or cause to be done by virtue hereof.

The separate accounts and variable products covered by this Power of Attorney are:

         CARILLON ACCOUNT
                  VA I...................................SEC File No. 002-92146
                  VA II and VA II SA.....................SEC File No. 333-110336
                  ADVANTAGE VA III.......................SEC File No. 333-118237

         CARILLON LIFE ACCOUNT
                  EXCEL CHOICE ..........................SEC File No. 033-94858
                  EXECUTIVE EDGE.........................SEC File No. 333-36220
                  EXCEL ACCUMULATOR......................SEC File No. 333-116386
                  EXCEL PERFORMANCE VUL..................SEC File No. 333-151914


This Power of Attorney is effective December 1, 2009 and remains in effect until revoked or revised.


                           Signed: /s/ Robert C. Barth
                                 --------------------------------------------
                                               Robert C. Barth
                               Senior Vice President and Chief Financial Officer